UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2015

PINNACLE FOODS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35844	35-2215019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Jefferson Road, Parsippany, New Jersey 07054

(Address of Principal Executive Offices) (Zip Code)

973-541-6620

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On June 11, 2015, Pinnacle Foods Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “Annual Meeting”).

(b)	The Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 22, 2015. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

Item 1.	Election of Directors.

All of the nominees for director named in the Proxy Statement were elected, and the voting results are set forth below:

	Votes For	Votes Withheld	Broker Non-Votes
Ann Fandozzi	86,103,060	15,670,866	7,264,223
Jason Giordano	53,423,604	48,350,322	7,264,223

Item 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2015.

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015 was approved, and the voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
108,209,170	489,865	339,114	0

Item 3.	Non-binding Vote on Executive Compensation.

Our stockholders approved, on a non-binding advisory basis, our executive compensation as described in the Proxy Statement and the voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
101,020,701	431,304	321,921	7,264,223

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FOODS INC.

By:	/s/ Craig Steeneck
	Name:	Craig Steeneck
	Title:	Executive Vice President and Chief Financial Officer

Date: June 12, 2015

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